UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

TXCO Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 East Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (210) 496-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Statements in this Current Report on Form 8-K which are not historical, including statements regarding the Company’s or management’s intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future with respect to the proceeds of the private placement described below, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. Please refer to the “Risk Factors” section of our Form 10-K for the year ended December 31, 2006, and our Form 10-Q for the quarter ended September 30, 2007.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company assumes no responsibility to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 29, 2008, TXCO Resources Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) describing, among other things, the Securities Purchase Agreement, dated February 28, 2008, among the Company and the investors listed on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”) and a Registration Rights Agreement entered into by the Company on March 4, 2008, in connection with the Company’s exchange of its outstanding shares of Series C Convertible Preferred Stock for shares Series D Convertible Preferred Stock and the sale of 20,000 shares of its Series E Convertible Preferred Stock (the “March Financing”). The Company closed the March Financing on March 4, 2008. The Company filed a form of the Registration Rights Agreement as Exhibit 4.1 with the Original 8-K. The executed version of the Registration Rights Agreement, dated March 4, 2008, is filed herewith as Exhibit 4.1 and replaces the form of this Registration Rights Agreement filed with the Original 8-K.

A copy of the press release issued by the Company in connection with the closing of the March Financing is filed herewith as Exhibit 99.1.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In connection with March Financing, the Company’s Board of Directors agreed, at or prior to the closing, to amend the Company’s Rights Agreement to allow the March Financing to occur without triggering any provisions of the Rights Agreement, which otherwise remains in effect. A copy of the form of amendment was filed as Exhibit 4.2 with the Original Form 8-K. The executed version of the amendment to the Rights Agreement, dated March 3, 2008, is filed herewith as Exhibit 4.2 and replaces the form of this amendment filed with the Original 8-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEARS

In connection with the March Financing, the Company agreed to file with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of TXCO Resources Inc. A copy of the form of Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock was filed as Exhibit 3.1 with the Original 8-K. The executed version of the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware on March 3, 2008, is filed herewith as Exhibit 3.1 and replaces the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock filed with the Original 8-K.

In connection with the March Financing, the Company agreed to file with the Secretary of State of the State of Delaware the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of TXCO Resources Inc. A copy of the form of Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock was filed as Exhibit 3.2 with the Original 8-K. The executed version of the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware on March 3, 2008, is filed herewith as Exhibit 3.2 and replaces the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock filed with the Original 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of TXCO Resources Inc.

3.2	Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of TXCO Resources Inc.

4.1	Registration Rights Agreement, dated March 4, 2008, by and among TXCO Resources Inc. and the parties listed therein.

4.2	Amendment No. 3 to Rights Agreement of TXCO Resources Inc., dated March 3, 2008, by and between TXCO Resources Inc. and American Stock Transfer & Trust Company

99.1	Press Release, dated March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXCO RESOURCES INC.

Date: March 7, 2008	By:	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer

Date: March 6, 2008

P. Mar